UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On February 11, 2016, American International Group, Inc. (the “Company”) entered into Nomination Agreements with each of (i) High River Limited Partnership, Icahn Partners Master Fund LP, Icahn Partners LP and Carl C. Icahn (collectively, the “Icahn Parties”) (the “Icahn Agreement”) and (ii) Paulson & Co. Inc., on behalf of several funds and accounts for which it and its affiliates serve as investment advisor, and John A. Paulson (the “Paulson Parties and, together with the Icahn Parties, the “Shareholder Parties”) (the “Paulson Agreement” and, together with the Icahn Agreement, the “Nomination Agreements”).

Pursuant to the terms of the Nomination Agreements, the Company will (i) increase the size of the Company’s board of directors (the “Board”) from fourteen to sixteen directors immediately before the 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) and (ii) nominate John A. Paulson and Sam Merksamer as designees of the Shareholder Parties (the “Designees”). The Company will include each of the Designees on the Company’s slate of nominees for election to the Board at the Company’s 2016 Annual Meeting. One of the Designees will be appointed to each of the committees of the Board.

The Nomination Agreements require the Shareholder Parties to adhere to certain standstill obligations, including the obligation to not solicit proxies or encourage others with respect to the same, subject to limited exceptions. Generally, these obligations expire on the later of (i) August 1, 2016 and (ii) the date that is thirty-five (35) days after the Designee is no longer a member of the Board.

The description of the Icahn Agreement contained herein is qualified in its entirety by reference to the full text of the Icahn Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Paulson Agreement contained herein is qualified in its entirety by reference to the full text of the Paulson Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 8 — Other Events

Item 8.01.	Other Events.

On February 11, 2016, the Company issued a press release announcing the nomination of the Designees. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Nomination Agreement, dated February 11, 2016, by and among High River Limited Partnership, Icahn Partners Master Fund LP, Icahn Partners LP, Carl C. Icahn and American International Group, Inc.

10.2	Nomination Agreement, dated February 11, 2016, by and among Paulson & Co. Inc., John A. Paulson and American International Group, Inc.

99.1	Press release of American International Group, Inc. dated February 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: February 11, 2016	By:	/s/ James J. Killerlane III
	Name: Title:	James J. Killerlane III Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Nomination Agreement, dated February 11, 2016, by and among High River Limited Partnership, Icahn Partners Master Fund LP, Icahn Partners LP, Carl C. Icahn and American International Group, Inc.

10.2	Nomination Agreement, dated February 11, 2016, by and among Paulson & Co. Inc., John A. Paulson and American International Group, Inc.

99.1	Press release of American International Group, Inc. dated February 11, 2016.